Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Other Current Assets [Abstract]
Government authorities	$ 81	$ 171
Reimbursement of legal fees receivable	743	0
Prepaid fee to the Food and Drug Administration	930	0
Prepaid expenses and other receivables	76	377	[1]
Total other current assets	$ 1,830	$ 548

[1]	Including an amount of USD 166 thousand, representing deposits entrusted to Israeli court on behalf of related parties pursuant to an indemnification obligation of the Company, in respect of an investigation of the Israeli Security Authority against the Company. See also Note 12B.